UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 26, 2016

LAMPERD LESS LETHAL INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-84976
(Commission File Number)

98-0358040
(IRS Employer Identification No.)

1200 Michener Road, Sarnia, Ontario, Canada N7S 4B1
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (519) 344-4445

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01. Other Events

Lamperd Less Lethal Introduces New Pepper Spray Grenade

Advanced Design for Safe and Effective Crowd Control

SARNIA, ON--(Marketwired - September 27, 2016) - Lamperd Less Lethal, Inc. (OTC: LLLI) has developed a new type of grenade for very effective disbursal of pepper spray in crowd control and other dangerous situations. The Lamperd pepper spray grenade can be set to disburse either on the ground or in an air burst providing greater versatility of use. In both types of use, these grenades will forcefully release a painful but harmless pepper spray in a radius of 200 sq. ft. for a wide ranging effect on multiple persons. Another advantage of these NEW hand throne grenades is that they weigh only 168 grams as opposed to 600 grams for competing types. This makes Lamperd grenades much easier to carry and throw. The lighter weight also makes Lamperd grenades more acceptable to both police and military logistical planners who are currently placing new emphasis on equipment weight reductions.

The new Lamperd pepper spray grenade is being made immediately available to all police departments and other users in any NATO country of the world. Lamperd management anticipates its pepper spray grenade will become a very useful tool in modern crowd control tactics and will help diffuse many dangerous situations before they can escalate into serious violence.

About the Company

Lamperd Less Lethal, Inc. is a manufacturer of less lethal weapons and ammunition for defensive purposes only. Lamperd has a range of products to fit all defensive purposes. We also offer our Model X100 streaming video and audio Wi-Fi body camera, worn by police and military personnel.

This press release contains forward-looking statements relating to Lamperd Less Lethal, Inc. Lamperd Less Lethal, Inc. undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results.

Safe Harbor for Forward-Looking Statements:

This news release includes forward-looking statements. While these statements are made to convey to the public the company's progress, business opportunities and growth prospects, readers are cautioned that such forward-looking statements represent management's opinion. Whereas management believes such representations to be true and accurate based on information and data available to the company at this time, actual results may differ materially from those described. The company's operations and business prospects are always subject to risk and uncertainties. Important factors that may cause actual results to differ are and will be set forth in the company's periodic filings with the U.S. Securities and Exchange Commission.

Contact:

Lamperd Less Lethal, Inc.
Barry Lamperd, President
(519) 344-4445
http://www.lllico.com/ or http://www.lamperdlesslethal.com/

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAMPERD LESS LETHAL INC.

Date: September 27, 2016	By:	/s/ Barry Lamperd
Barry Lamperd
President

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